UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant| |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

| |  Definitive Proxy Statement

| |  Definitive Additional Materials

|X|  Soliciting Material Pursuant to ss.240.14a-12




                               KNIGHT-RIDDER, INC.

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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required


| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      1)   Title of each class of securities to which transaction applies:



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      2)   Aggregate number of securities to which transaction applies:



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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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     4)   Proposed maximum aggregate value of transaction:



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     5)   Total fee paid:



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| |  Fee paid previously with preliminary materials.


| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:



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     2)   Form Schedule or Registration Statement No.:



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     3)   Filing Party:



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     4)   Date Filed:



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The following additional questions were posted to the Knight Ridder intranet:
(1)      FAQ for employees in divested businesses.




MEDIANEWS/MCCLATCHY TRANSACTION: FREQUENTLY ASKED QUESTIONS FOR
KNIGHT RIDDER EMPLOYEES



We are announcing today a significant development for all of you, and for our shareholders, readers, advertisers and the communities we serve. The McClatchy Co. has entered into an agreement with MediaNews Group, under which the San Jose Mercury News and the Contra Costa Times will be sold to MediaNews, contingent on the closing of the sale of Knight Ridder to McClatchy. Hearst Corp. will purchase the St. Paul Pioneer Press and the Monterey (CA) Herald, but contribute both to MediaNews in return for an equity investment in the non-San Francisco Bay assets of MediaNews, subject to, among other things, regulatory approval. In the event such transaction is not consummated, MediaNews has agreed to acquire those newspapers from Hearst. The following questions and answers are based our understanding that the MediaNews Group Transaction will close immediately after the Knight Ridder Transaction.


GENERAL

Q:       WHAT WILL HAPPEN TO ME DURING THIS TRANSITION?
A: This newspaper's most valuable asset is our employees. We must stay focused on producing our newspapers, Web sites, community and other publications at the high standards for which we are known. We need to provide readers with superior editorial content; we need to provide readers and advertisers with superb customer service.

Q: WHAT WILL BE THE IMPACT OF THE MEDIANEWS GROUP TRANSACTION ON STAFFING? WILL THERE BE ANY LAYOFFS?
A: Unfortunately, now, as always, there are no guarantees. Just as in the past, staffing decisions will be very much driven by business considerations.

Q:       WILL THERE BE CHANGES IN THE WAY OUR LOCAL COMPANY OPERATES?
A:       During this period of transition, we will continue business as usual.

Q:       WHEN WILL I KNOW SPECIFICALLY HOW I WILL BE AFFECTED?
A: As we have said, we expect business as usual during the transition. While we don't have all the answers to all questions at this point, we will keep employees informed in as timely a fashion as we can.

Q:       WILL MEDIANEWS RECOGNIZE THE UNIONS WHERE THEY EXIST?
A: MediaNews will recognize the unions. Contract discussions will be held with the unions by local management, as is the normal practice. MediaNews will, of course, comply with all NLRB regulations.

BENEFITS AND COMPENSATION

The benefits to which we refer in the Q&A below are those provided currently by our programs for NON-UNION employees. Some unionized employees participate in these benefit plans. The questions and answers below make no attempt to address other plans provided to unionized employees through their collective bargaining agreements.

Please note that the information in these frequently asked questions is based on our current understanding of McClatchy's plans. Of course, any benefits that may become available under McClatchy's plans will be determined by the applicable plan document. In the event of any inconsistency between this Q&A and the applicable plan, the applicable plan will govern. Notwithstanding anything written in this Q&A to the contrary, Knight Ridder reserves the right to modify, amend, suspend or terminate any of its compensation and employee benefits plans, programs and arrangements and the compensation and benefits thereunder in accordance with their terms.

COMPENSATION

Q:       DOES TODAY'S ANNOUNCEMENT AFFECT MY COMPENSATION?
A: During the transition we don't expect changes in compensation outside of the normal course of business. We can not predict what will happen after any sale by McClatchy. MediaNews Group will review compensation structures.

Q:       WHAT HAPPENS TO MY VACATION AND SICK BENEFITS?
A: During the transition period, we don't expect any changes to these programs.

Q:       I AM ELIGIBLE FOR A 2006 ANNUAL BONUS, WILL THAT STILL CONTINUE?
A: The 2006 annual bonuses will be paid out on a prorated basis at the time of the close of the Knight Ridder Transaction, based on your performance against your goals and the Company's performance against its goals. All future decisions regarding any bonus will be made by MediaNews Group.


HEALTH & WELFARE BENEFITS

Q: WHAT HAPPENS TO MY CURRENT KNIGHT RIDDER HEALTH AND WELFARE BENEFITS DURING THIS TRANSITION PERIOD?
A:       Your current coverage options will continue under their existing terms.

Q: WHAT HAPPENS TO MY HEALTH AND WELFARE BENEFITS AFTER THE MEDIANEWS GROUP TRANSACTION IS COMPLETE?
A: We do not yet know how MediaNews Group intends to transition the health & welfare plans. However, we understand that MediaNews Group offers a comprehensive health plan for eligible employees and dependents.


STOCK

Q:       DOES KNIGHT RIDDER STOCK CONTINUE TO TRADE DURING THE TRANSITION
         PERIOD?
A:       Yes.

Q:       WHAT HAPPENS TO KNIGHT RIDDER STOCK THAT I OWN?
A: Knight Ridder will trade on the stock exchange until the close of the Knight Ridder Transaction; you can sell the stock at anytime during this period (subject to the terms of the plan and insider trading rules).

         If you own Knight Ridder shares (not the shares you have the option to buy under the stock option program) at the close of the Knight Ridder Transaction, whether in your 401(k) account or a brokerage account, they will be replaced at the close of the Knight Ridder Transaction with a combination of cash and McClatchy stock.

         Each share you own will be replaced with $40 in cash and .5118th of a McClatchy share. To calculate the per share value of the swap, multiply the price of the McClatchy share by .5118 and add $40.

         Vanguard, e*Trade and any other broker you may use to hold Knight Ridder stock will be providing you more information on this process closer to the closing date of the Knight Ridder Transaction.


STOCK PURCHASE PLAN

Q:       CAN I CONTINUE TO PARTICIPATE IN KNIGHT RIDDER'S EMPLOYEE STOCK
         PURCHASE PLAN?
A: Yes, during the transition period. However at the time of the close of the Knight Ridder Transaction, the employee stock purchase plan will terminate. In connections with such termination, the final purchase period will end seven days prior to the close of the Knight Ridder Transaction. You will be receiving information on this process in the coming days.

Q:       MAY I WITHDRAW FROM THE PLAN DURING THE TRANSITION PERIOD?
A: Yes, the plan continues to operate normally until seven days before the close of the Knight Ridder Transaction.

Q: DOES THIS PROCESS AFFECT THE SHARES I HOLD THROUGH THE EMPLOYEE STOCK PURCHASE PLAN?
A: Yes, as with any other Knight Ridder shares you may own, these shares will be exchanged for cash and stock upon close of the Knight Ridder Transaction. You will be receiving information on this process in coming days.


STOCK OPTIONS

Q:       WHAT WILL HAPPEN TO MY STOCK OPTIONS?
A: All of your options which have not expired as of seven days prior to the close of the Knight Ridder Transaction will become 100% vested and exercisable at that time. You may choose to exercise your vested options prior to the close of the Knight Ridder Transaction. If you do not do so, your vested options will be cashed out and terminated.

Q:       WHAT HAPPENS TO MY VESTED KNIGHT RIDDER STOCK OPTIONS?
A: You can exercise these options at any time up until the Knight Ridder Transaction (subject to the terms of the plan and insider trading rules and any "blackout periods" that may be imposed); this means you can buy the shares at the strike price (the price at which the option was awarded) and immediately sell to cover the cost, keeping the excess (less any applicable tax withholding). If you purchase the shares and do not sell them before the close of the sale, they will be treated like any other Knight Ridder stock you own at the close of the sale of Knight Ridder

         Any options that are not exercised before the close of the Knight Ridder Transaction will be cashed out by McClatchy. This means McClatchy will provide you for each share subject to an option with a cash payment equal to the excess, if any, of (a) $40 in cash plus (b) 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder Transaction less (c) the per share strike price for such option.

         If the $40 plus 51.18% of the closing price of a McClatchy share on the day prior to the close is higher than the Knight Ridder share strike price the excess cash will be deposited in your e*Trade account.

         If the $40 plus 51.18% of the closing price of a McClatchy share on the day prior to the close of the Knight Ridder Transaction is lower than the Knight Ridder share strike price, the option will have no cash value and be terminated.

Q:       WHAT HAPPENS TO MY UNVESTED KNIGHT RIDDER STOCK OPTIONS?
A: Seven days prior to the close of the Knight Ridder Transaction, these options will become vested. After that time you may exercise the options before the close of the Knight Ridder Transaction (subject to the terms of the plan and insider trading rules and any "blackout periods" that may be imposed). Any unexercised options will be cashed out as described in the "What happens to my VESTED Knight Ridder stock options?" Q&A.

Q: IF I LEAVE MY COMPANY BEFORE ALL OF MY OPTIONS WOULD OTHERWISE VEST (SEVEN DAYS PRIOR TO THE CLOSE OF THE KNIGHT RIDDER TRANSACTION), BUT I AM STILL IN THE 90-DAY WINDOW TO EXERCISE MY VESTED OPTIONS, WILL THE UNVESTED OPTIONS VEST?
A:       No.


PENSION PLAN BENEFITS UNDER THE KNIGHT RIDDER PLAN

Q: WILL I LOSE MY VESTED PENSION BENEFIT DUE TO THE KNIGHT RIDDER TRANSACTION AND/OR THE MEDIAGROUP TRANSACTION?
A: No. Any earned and vested pension benefit, by law, may not be taken away. You earn a benefit each year of service granted. The assets of Knight Ridder's pension are held in trust and will continue to be protected by the Pension Benefit Guaranty Corporation after both transactions. To find out more about your pension benefit, visit www.krern.com and follow the retirement links. You can review the plan and complete a benefit calculation.

Q:       WILL I CONTINUE TO EARN A PENSION BENEFIT UNDER THE KNIGHT RIDDER PLAN?
A: During the transition you will continue to earn benefits under the Knight Ridder Pension Plan. MediaNews Group will communicate their retirement benefits to employees at the close of the Media Group Transaction.


401K PLAN BENEFITS

Q:       WHAT HAPPENS TO MY 401(K)?

A: During the transition, your 401(k) will continue as before and you are 100% vested in the amount you have contributed. MediaNews Group offers a 401(k) plan and we expect that they will continue to do so for all of the eligible employees.

Q:       WHAT HAPPENS TO THE KNIGHT RIDDER STOCK IN MY 401(K) ACCOUNT?
A: The Knight Ridder stock held in your 401(k) account will be exchanged for cash and stock at the time of the close of the Knight Ridder Transaction like any other Knight Ridder share in that transaction. You will be receiving information on this process in coming days.

Q:       WILL MEDIANEWS GROUP ACCEPT A ROLLOVER FROM MY 401K?
A: Yes. MediaNews Group will provide specifics as we get closer to the date of the MediaNews transaction.

Q:       CAN I TRANSFER MY 401(K) LOAN TO THE MEDIANEWS GROUP?
A: Our understanding is that MediaNews Group will permit the transfer of any current outstanding loan balances as long as you elect a complete rollover to the MediaNews Group plan.




IF YOU HAVE ADDITIONAL QUESTIONS PLEASE SUBMIT THEM THROUGH YOUR LOCAL HUMAN RESOURCES DEPARTMENT.



IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

     On April 14, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a preliminary Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. This material is not a substitute for the final Prospectus/Proxy Statement/Information Statement regarding the proposed acquisition. Investors and security holders of McClatchy and Knight Ridder are urged to read the preliminary Prospectus/Proxy Statement/Information Statement and the final Prospectus/Proxy Statement/Information Statement carefully when available because they will contain important information about McClatchy, Knight Ridder, the transaction and related matters. The final Prospectus/Proxy Statement/Information Statement will be mailed to stockholders of McClatchy and Knight Ridder. Investors and security holders will be able to obtain free copies of the Registration Statement and the final Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the final Prospectus/Proxy Statement/Information Statement when they become available from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50
W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.



         Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in

Knight Ridder's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

         McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.